Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 287,499,999.50
Previously Paid Amount	0.00
Total Fee Amount	39,703.75
Total Offset Amount	0.00
Net Fee	$ 39,703.75
Final Prospectus	false